UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2005

Spectrum Control, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-8796	25-1196447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8031 Avonia Road, Fairview, Pennsylvania		16415
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (814) 474-2207

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below)

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 11, 2005, Spectrum Microwave, Inc. ("Spectrum"), a wholly owned subsidiary of Spectrum Control, Inc., entered into an asset purchase agreement with Amplifonix, Inc., a Delaware corporation ("Amplifonix"), R. Lake Associates, a Pennsylvania partnership ("RLA") and Dr. Arthur Riben ("Riben") to acquire substantially all of the assets and certain of the liabilities of Amplifonix and certain real property located at 2707 Black Lake Place, Philadelphia, Pennsylvania. Amplifonix, based in Philadelphia, Pennsylvania, is a designer and manufacturer of hybrid, bi-polar and GaAs FET low to medium power amplifiers, PIN diodes, and GaAs FET switches and Voltage Controlled Oscillators (VCO) that operate in the frequency range of a few KHz to 3,000 MHz. Under the terms of the asset purchase agreement, Spectrum agreed to purchase substantially all of the assets and assume certain liabilities of Amplifonix and acquire the real property and improvements located in Philadelphia, Pennsylvania for an aggregate purchase price of $10,000,000. In addition to the real property, the assets acquired under the asset purchase agreement include intellectual property, inventories and equipment. The terms of the asset purchase agreement, including the consideration paid by Spectrum, were determined in arm's length negotiations between Spectrum and Amplifonix. A copy of the asset purchase agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Concurrently with the execution and delivery of the asset purchase agreement, Spectrum completed the acquisition of substantially all of the assets of Amplifonix and assumed certain of its liabilities. The initial purchase price was paid in cash from Spectrum's working capital.

On February 11, 2005, Spectrum Control, Inc. issued a press release announcing the closing of the transaction. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c). Exhibits.

Exhibit Number	Description

10.1	Asset Purchase Agreement by and among Spectrum Microwave, Inc., Amplifonix, Inc., R. Lake Associates and Dr. Arthur Riben dated February 11, 2005 (Exhibits and Schedules Omitted)*
99.1	Press Release of Spectrum Control, Inc. dated February 11, 2005

* The Registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted exhibit or schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPECTRUM CONTROL, INC.
(Registrant)

Date:	February 11, 2005	By:	/S/ JOHN P. FREEMAN
John P. Freeman
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description

10.1	Asset Purchase Agreement by and among Spectrum Microwave, Inc. Amplifonix, Inc., R. Lake Associates and Dr. Arthur Riben dated February 11, 2005 (Exhibits and Schedules Omitted)*
99.1	Press Release of Spectrum Control, Inc. dated February 11, 2005